Exhibit 99.1

Cypherpunk Technologies Launches World's Largest Zcash Mining Fleet

Equity-based transaction with Winklevoss Capital activates 4.2 GSol/s of live, U.S.-based hashrate;  approximately 18% of the Zcash network;
Industry veteran Kevin Zhang joins as Head of Mining

Cambridge, Mass. – August 18, 2026 – Cypherpunk Technologies Inc. (Nasdaq: CYPH) ("Cypherpunk") today announced the launch of Cypherpunk Mining, which is now the largest Zcash mining fleet in the world, through a $33.33 million equity-based transaction with Winklevoss Capital. The fleet is online today, with approximately 4.2 GSol/s of Equihash hashrate deployed across the United States, which currently represents approximately 18% of the total Zcash network.

“Up until now, investors have had limited options for Zcash mining exposure. With the acquisition of this mining fleet, Cypherpunk changes that,” said Cameron and Tyler Winklevoss.

With the launch, Cypherpunk now offers public market investors exposure to both Zcash mining and treasury upside and continues Cypherpunk's evolution into a diversified privacy technology company.

"Following the expansion of our ZEC treasury and investment in ZODL, Zcash mining is the next piece of the constellation of privacy technologies we're assembling," said Will McEvoy, Chief Investment Officer of Cypherpunk. “The Zcash flow from Cypherpunk Mining provides financial and operational flexibility to fund future growth, the acquisition of additional ZEC, and new privacy-preserving technology investments.”

Through this transaction with Winklevoss Capital, Cypherpunk Mining immediately becomes the Zcash network’s largest active fleet, currently deployed across U.S.-based facilities with industry-leading uptimes and hosting rates, accessing an addressable market valued at over $250 million per year at current ZEC prices.

Strengthening Cypherpunk’s Treasury and the Zcash Network

Cypherpunk Mining now stands alongside Cypherpunk's ZEC treasury and its privacy investment strategy anchored by ZODL, the most widely used Zcash wallet. As approximately 43,800 ZEC are awarded to miners each month, mining meaningfully accelerates the company's path to its target of holding 5% of ZEC supply, at production costs that are significantly lower than spot price.

As the largest corporate holder of ZEC, currently with 323,394.38 ZEC representing approximately 1.92% of the circulating supply, Cypherpunk's incentives are aligned with the network's. The additional mining hashrate and decentralization strengthens Zcash network security, and a more secure Zcash makes Cypherpunk's treasury more valuable. Cypherpunk intends to serve as a bridge between Zcash miners, developers, and the broader ecosystem.

Kevin Zhang Joins as Head of Mining

Kevin Zhang joins Cypherpunk as Head of Mining, bringing more than a decade of experience at the front lines of Bitcoin and Zcash. Zhang began mining Bitcoin in 2014 and Zcash in 2016, built several of the largest Bitcoin mining facilities in North America, and in 2019 led the first power plant conversion to Bitcoin mining on the continent. At Foundry, he built the largest Bitcoin mining pool in the world and deployed one of the largest crypto mining operations.

"Approximately 1,440 ZEC is awarded to miners each day, making Zcash mining highly profitable. Even if the Zcash network hashrate increases significantly, Zcash mining still out-earns AI colocation and Bitcoin mining at today's ZEC prices," said Kevin Zhang, Head of Mining at Cypherpunk. "The opportunity in Zcash mining shows a striking similarity to Bitcoin mining in 2016 and provides exciting growth potential for Cypherpunk."

Description of the Transaction

Cypherpunk and Cypherpunk Mining LLC (“Cypherpunk Mining”) entered into an Asset Purchase Agreement with Moria Mining LLC and Winklevoss Treasury Investments, LLC pursuant to which Cypherpunk Mining acquired the latest generation Z15 Pro machines with an aggregate hashpower of approximately 4.2 GSol/s along with their related hosting agreements. The aggregate purchase price of $33.33 million was paid for by the issuance of a pre-funded warrant to Winklevoss Treasury Investments, LLC to purchase 43,290,042 shares of common stock of Cypherpunk at an exercise price of $0.001 per share, reflecting a Cypherpunk common stock purchase price of $0.77 per share.

About Cypherpunk

Cypherpunk Technologies is a privacy technology company. The Company's mission is to advance technologies that guarantee privacy for humans on the internet. Cypherpunk pursues this mission through two primary strategies: accumulating Zcash (ZEC); and investing in, acquiring, and building technologies that push the frontier of privacy forward. Additionally, through its subsidiary Leap Therapeutics, the Company is developing novel therapies for patients with cancer, continuing the development of sirexatamab and FL-501. For more information about the Company, visit our websites at http://www.cypherpunk.com and http://www.leaptx.com or view our public filings with the SEC that are available via EDGAR at http://www.sec.gov.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Forward-looking statements address various matters including statements relating to the Company’s ZEC mining operations, the hashpower represented by the acquired Z15 Pro machines, the potential Zcash flow or profitability of the Company’s mining operations, the comparative economics or profitability of Zcash mining relative to other digital infrastructure or mining activities, the future hashrate of the Zcash Network, the value of the Company’s ZEC holdings, the Company’s target percentage ownership of the ZEC supply, the expected future market, price, and liquidity of ZEC, the Company’s expected use of Zcash flow or other capital generated by its mining operations, the potential value of the Company’s investment in Zcash Open Development Labs (“ZODL”), the macro and political conditions surrounding Zcash or digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, and future financial condition and performance. Risks and uncertainties of the Company’s strategy include, among others: (a) risks relating to the Company’s operations and business, including the performance of the Company’s Zcash mining machines and highly volatile nature of the price of ZEC; (b) the risk that material changes in the price of ZEC, such as decreases in price, will result in significant changes to the Company’s financial statements, such as unrealized losses on fair value of ZEC holdings, and reduced net income or increased net loss; (c) the risk that material changes in the hashrate of the Zcash Network, such as increases in hashrate, will result in significant changes to the Company’s financial statements, such as reduced revenue, reduced gross margins, and reduced net income or increased net loss; (d) the risk that the price of the Company’s common stock may be highly correlated to the price of ZEC; (e) the risk that the Company will fail to realize the anticipated benefits of the ZEC mining operation or digital asset treasury strategy; (f) risks related to the custody of our ZEC and our reliance on Gemini Space Station and its affiliates for trading and custody services; (g) changes in business, market, financial, political and regulatory conditions; (h) risks related to increased competition in the industries in which the Company does and will operate; (i) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; (j) risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; (k) risks related to the Company’s dependence on third-party hosting facilities and service providers for its mining operations; and (l) the Company’s ability to comply with the continued listing requirements of the Nasdaq Capital Market.

New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption "Risk Factors" in the Company’s most recent Annual Report on Form 10-K filed with the SEC, or as may be included in other reports or information we file with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

CONTACT:

Douglas E. Onsi

President & Chief Executive Officer

Cypherpunk Technologies Inc.

617-714-0360

For Investors:

Matthew DeYoung

Investor Relations

Argot Partners

212-600-1902

leap@argotpartners.com

For Media:

Jacqueline Ortiz Ramsay

It Factor Strategies

954-294-3249

jacqueline@itfactorstrategies.com